Exhibit 10.17(b)

________________________________________________________________________________
________________________________________________________________________________


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                           Dated as of April 30, 1999

       (Amending and Restating the Amended and Restated Credit Agreement,
                          dated as of April 29, 1998)

                                      Among

                            GENERAL CIGAR CO., INC.,
                                   as Borrower

                          GENERAL CIGAR HOLDINGS, INC.,
                                 387 PAS CORP.,
                              CLUB MACANUDO, INC.,
                         CLUB MACANUDO (CHICAGO), INC.,
                          VILLAZON & COMPANY, INC., and
                           GCMM CO., INC.as Guarantors

                                       and

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO

                         ------------------------------

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

________________________________________________________________________________
________________________________________________________________________________

            SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 30, 1999 (amending and restating the Amended and Restated Credit Agreement, dated as of April 29, 1998 (the "FIRST AMENDED AND RESTATED AGREEMENT")) by and among General Cigar Co., Inc., a Delaware corporation (the "BORROWER"), General Cigar Holdings, Inc., a Delaware corporation ("HOLDINGS"), 387 PAS Corp., a New York corporation ("387"), Club Macanudo, Inc., a New York corporation ("CLUB"), Club Macanudo (Chicago), Inc., an Illinois corporation ("CLUB CHICAGO"), Villazon & Company, Inc., a Delaware corporation ("NEW VILLAZON"), GCMM Co., Inc., a Delaware corporation ("GCMM"), the several banks and other financial institutions from time to time parties hereto (collectively, the "LENDERS"), and The Chase Manhattan Bank, a New York banking corporation, as agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT").


                            W I T N E S S E T H :
                            ---------------------

            WHEREAS, the Borrower has entered into a definitive Asset Purchase Agreement dated as of March 26, 1999, by and between the Borrower and Swedish Match North America, Inc. for the sale by the Borrower of its Mass-Market Cigar Business (as such term is defined in the Sale Agreement);

            WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend and restate the First Amended and Restated Agreement and consent to the sale of the Mass-Market Cigar Business, and the Lenders and the Administrative Agent are agreeable to such requests upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, the parties hereto hereby agree that on the Second Amendment and Restatement Effective Date (as herein defined), the First Amended and Restated Agreement will be amended and restated in its entirety as follows:


                          SUBSECTIONS 1.1 THROUGH 10.7
                          ----------------------------

            Subsections 1.1 through 10.7 of the First Amended and Restated Agreement, in each case with their respective existing subsection and Section designations, are hereby incorporated herein by reference as if set forth in full herein, except that for purposes of such incorporation by reference:

            1. Section 1 of the First Amended and Restated Agreement shall be deemed amended by deleting therefrom the definitions of "Consolidated Interest Expense", "Holdings Loan Party Group", "Indebtedness" and "Restricted Payment" and substituting in lieu thereof the following definitions:

                  "CONSOLIDATED  INTEREST  EXPENSE":  as to any  Person  for any
            period, interest expense of such Person and its Restricted Subsidiaries for such period, including without limitation, interest payable with respect to Loans, the interest portion of all obligations under Financing Leases and dividends payable on preferred Capital Stock, all as determined on a consolidated basis in accordance with GAAP; PROVIDED that for purposes of determining compliance with subsection 6.1(c) for any period, Consolidated Interest Expense for such period shall be reduced by the amount of consolidated interest income of such Person and its Restricted Subsidiaries for such period, but in no event shall the Consolidated Interest Expense be deemed to be less than zero.

                  "HOLDINGS  LOAN PARTY  GROUP":  the  collective  reference  to
            Holdings, the Borrower, 387, Club, Club Chicago, Villazon, GCMM and each other Person that shall hereafter become a party to this Agreement as a guarantor pursuant to the provisions of subsection 5.8.

                  "INDEBTEDNESS":   of  any   Person  at  any   date,   (a)  all
            indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations (contingent or otherwise) of such Person under Financing Leases, (c) all obligations (contingent or otherwise) of such Person in respect of letters of credit, acceptances or similar obligations issued or created for the account of such Person, (d) the liquidation value of all redeemable preferred Capital Stock of such Person, (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (f) any withdrawal liability of such Person or a Commonly Controlled Entity to a Multiemployer Plan. The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is a general partner.

                  "RESTRICTED PAYMENT": any declaration or payment of a dividend
            (other than dividends payable solely in common stock of Holdings) on, making of any payment on account of, or setting apart of assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of Holdings or any warrants or options to purchase any such stock (other than (a) payments on account of Holdings' Capital Stock made by Holdings to its management employees pursuant to any of its Plans to the extent that the aggregate amount of such payments subsequent to the Closing Date does not exceed $750,000 and (b) acquisitions of Capital Stock of Holdings from the holders of stock options granted pursuant to said Plans in consideration for the cancellation of such options to the extent that the aggregate amount paid in respect of such acquisitions does not exceed $1,000,000), whether now or hereafter outstanding, and any making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings or any Subsidiary of Holdings; PROVIDED that for purposes of determining compliance with subsection 6.1(c) for any period of four consecutive fiscal quarters, any amounts up to an aggregate of $5,000,000 expended by Holdings during such period on purchases of outstanding shares of Holdings' common stock shall not be deemed Restricted Payments.

            2. Section 1 of the First  Amended and Restated  Agreement  shall be
deemed   amended  by  inserting  the  following  new   definitions   in  correct
alphabetical order:

                  "FIRST AMENDED AND RESTATED AGREEMENT":  as defined
            in the recitals to this Second Amended and Restated
            Agreement.

                  "GCMM PREFERRED STOCK": preferred stock issued by
            GCMM as consideration for any investment made by GCMM pursuant to subsection 6.9(e).

                  "MASS-MARKET CIGAR BUSINESS":  as defined in the MMCB
            Sale Agreement.

                  "MMCB CLOSING": the closing of the sale which is the
            subject of the Sale Agreement.

                  "MMCB PURCHASE PRICE": as defined in subsection 6.5.

                  "MMCB SALE AGREEMENT":  the Asset Purchase Agreement
            dated as of March 26, 1999, by and between the Borrower and Swedish Match North America, Inc.

                  "SECOND AMENDED AND RESTATED AGREEMENT":  this Second
            Amended and Restated Credit Agreement, as amended, supplemented or modified from time to time.

                  "SECOND AMENDMENT AND RESTATEMENT EFFECTIVE DATE":
            the date on which each of the conditions precedent specified in subsection 4.4 shall have been satisfied.

            3. Subsection 2.9(b)(i) of the First Amended and Restated Agreement is amended by inserting the following sentence at the end thereof:

            "Notwithstanding anything contained in this subsection 2.9(b)(i), the reduction in the Revolving Credit Commitments resulting from the receipt of the Net Cash Proceeds from the sale of the Mass-Market Cigar Business shall equal $42,500,000 and shall be allocated among the Lenders so that, after giving effect thereto, their respective Revolving Credit Commitments shall be as set forth on Schedule I hereto."

            4. Subsection 2.20 of the First Amended and Restated Agreement entitied "Expansion Facility" is hereby deemed deleted in its entirety.

            5. Subsections 3.1(a) and 3.2 of the First Amended and Restated Agreement shall be deemed amended to read in their entirety as follows:

                  "3.1 FINANCIAL CONDITION. (a) Each of (i) the audited combined balance sheets of Holdings as at November 28, 1998 and November 29, 1997 and the related audited combined statements of operations and of cash flows for the fiscal years ended on November 28, 1998 and November 29, 1997 (said financial statements having been audited by PricewaterhouseCoopers LLP), copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the combined financial condition of Holdings as at such dates, and the combined results of its operations and its combined cash flows for the fiscal periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants, and as disclosed therein). Neither Holdings nor any of its Subsidiaries had, at the date of the balance sheets referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except for the sale of the Mass-Market Cigar Business contemplated to be completed in April 1999, during the period from November 28, 1998 to and including the date hereof there has been no sale, transfer or other disposition by Holdings or any of its Subsidiaries of any material part of its business or property, and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the combined financial condition of Holdings and its Subsidiaries, taken as a whole, at November 28, 1998."

                  "3.2 NO CHANGE.  Except for the sale of the Mass-Market  Cigar
            Business contemplated to be completed in April 1999, since November 28, 1998 there has been no change, and no development or event involving a prospective change, which has had or could reasonably be expected to have a Material Adverse Effect, and Holdings and its Subsidiaries have made no Restricted Payments."

            6. Section 3 of the First Amended and Restated Agreement shall be deemed amended by adding thereto the following new subsection 3.25:

                  "3.25  REPRESENTATIONS  AND WARRANTIES ON SECOND AMENDMENT AND
            RESTATEMENT EFFECTIVE DATE. The representations and warranties made by the Borrower in subsections 3.1 through 3.24 are true and correct in all material respects on and as of the Second Amendment and Restatement Effective Date, as if made on and as of the Second Amendment and Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date."

            7. Section 4 of the First Amended and Restated Agreement shall be deemed amended by adding thereto the following new subsection 4.4:

                  "4.4  CONDITIONS TO SECOND AMENDMENT AND RESTATEMENT
            EFFECTIVE DATE.  The Second Amendment and Restatement
            Effective Date shall be the date on which the following conditions precedent are satisfied:

                  (a) the  Administrative  Agent  shall have  received a copy of this Second Amended and Restated Agreement, duly executed and delivered by the Borrower, Holdings, 387, Club, Club Chicago, New Villazon, GCMM and the Lenders; and

                  (b) the  Borrower  shall  have  paid to each  Lender  the fees separately agreed to by the Borrower with such Lender."

            8. Subsection 6.1(b) and (c) of the First Amended and Restated Agreement shall be deemed amended to read in their entirety as follows:

                  "(b) MAINTENANCE OF NET WORTH.  Permit  Consolidated Net Worth
            of Holdings at any time to be less than the sum of (i) $280,000,000 plus (ii) 50% of cumulative Consolidated Net Income of Holdings (without deduction for any losses during any quarterly period) for the period commencing on November 29, 1998 and ending on the last day of the then most recently ended fiscal period for which financial statements shall have been delivered to the Lenders pursuant to subsection 5.1(a) or (b); PROVIDED that for purposes of this subsection 6.1(b), Consolidated Net Income of Holdings shall not be deemed to include any net income gained or recognized by Holdings from the sale of the Mass-Market Cigar Business as calculated in accordance with GAAP and reported by Holdings in its financial statements for the fiscal quarter ended May 28, 1999."

                  (c) FIXED CHARGE COVERAGE. Permit the ratio of (i) Consolidated Operating Cash Flow of Holdings for any period of four consecutive fiscal quarters less the sum of (x) Capital Expenditures of Holdings during such period and (y) Restricted Payments during such period to (ii) Consolidated Interest Expense of Holdings for such period to be less than 2.5 to 1.0."

            9. Subsection 6.2 of the First Amended and Restated Agreement is amended by adding the following new clause (k) after the existing clause (j):

                  "(k)  the GCMM Preferred Stock issued pursuant to
            subsection 6.6(f)."

            10. Subsection 6.5 of the First Amended and Restated Agreement is amended by adding the following new clause (d) after the existing clause (c):

                  (d) the Borrower may  consummate  the sale of the Mass- Market
            Cigar Business, provided that:

                        (i) at the MMCB  Closing,  the  Borrower  and GCMM  will
            receive at least $190,000,000 in cash on a pre-tax basis (such amount to be prior to the application of such proceeds in accordance with (ii) and (iv) below) (the "MMCB PURCHASE PRICE");

                        (ii) promptly  upon receipt of the MMCB Purchase  Price,
            the Borrower shall apply the Net Cash Proceeds resulting therefrom to prepay all then outstanding Revolving Credit Loans, including all interest accrued thereon and fees payable to the date of such prepayment;

                        (iii) the MMCB Closing shall have occurred  within sixty
            days of the Second Amendment and Restatement Effective Date; and

                        (iv) in connection  with the MMCB  Closing,  each of the
            following shall have been terminated: (a) the indebtedness and the guaranty of the Borrower and Holdings with respect to the IRB Indebtedness (as defined in the Sale Agreement) respecting the Mass-Market Cigar Business facility in Dothan, Alabama and (b) the indebtedness with respect to the Borrower's mortgage to GECC of its transportation equipment.

            11. Subsection 6.6 of the First Amended and Restated Agreement is amended by adding the following new clause (f) after the existing clause (e):

                  "(f) the issuance of GCMM Preferred Stock in consideration for debt securities purchased pursuant to subsection 6.9(e), PROVIDED that the aggregate liquidation value of the GCMM Preferred Stock does not exceed $6,000,000."

            12. Subsection 6.9 of the First Amended and Restated Agreement shall be deemed amended to read in its entirety as follows:

                  "6.9 LIMITATION ON INVESTMENTS,  LOANS AND ADVANCES.  Make any
            advance, loan, or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

                  (a) extensions of trade credit in the ordinary course of business;

                  (b) investments in Cash Equivalents;

                  (c) investments or advances by Holdings (other than investments or advances made directly or indirectly for the purposes of the development of real estate) in or to its Restricted Subsidiaries and investments or advances by such Restricted
            Subsidiaries in or to Holdings and in or to other Restricted Subsidiaries of Holdings; and

                  (d) investments or advances by Holdings or any of its Restricted Subsidiaries subsequent to April 30, 1999 in an amount not to exceed $35,000,000 in the aggregate for the purpose of acquiring assets (other than assets covered by subsection 6.11) or businesses, PROVIDED, that, in the case of the acquisition of the Capital Stock of any Material Subsidiary the provisions of subsection 5.8 shall be complied with in connection therewith.

                  (e) in addition to investments  otherwise  expressly permitted by this subsection 6.9, investments by GCMM subsequent to April 30, 1999 in debt securities in an aggregate amount (valued at cost) not to exceed $25,000,000."

            13. Schedules I through VI to the First Amended and Restated Agreement shall each be deemed amended to read in their entirety as set forth in Schedules I through VI attached hereto, respectively.

            14. Exhibits G and H of the First Amended and Restated Agreement are hereby deemed deleted in their entirety.


                         SUBSECTIONS 10.8 THROUGH 10.14
                         ------------------------------

            10.8 COUNTERPARTS. This Second Amended and Restated Agreement may be executed by one or more of the parties to this Second Amended and Restated Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amended and Restated Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

            10.9 SEVERABILITY. Any provision of this Second Amended and Restated Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            10.10 INTEGRATION. This Second Amended and Restated Agreement, the Notes and the other Loan Documents to which the Borrower is a party represent the entire agreement of the Borrower, the Guarantors which are parties hereto, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises or representations by the Borrower, any such Guarantor, the Administrative Agent or any Lender relative to subject matter hereof or thereof not stated or referred to herein or in the other Loan Documents.

            10.11 GOVERNING LAW. THIS SECOND AMENDED AND RESTATED AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDED AND RESTATED AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            10.12 SUBMISSION TO JURISDICTION. Each of the Borrower and each Guarantor which is a party hereto hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Second Amended and Restated Agreement, the Notes and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York for New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            10.13 WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS WHICH ARE PARTIES HERETO, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDED AND RESTATED AGREEMENT OR THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            10.14 SCHEDULES AND EXHIBITS. Schedules VII through IX and Exhibits A-1 through F of the First Amended and Restated Agreement are hereby incorporated by reference as Schedules VII through IX and Exhibits A-1 through F hereto, respectively.

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                                       GENERAL CIGAR CO., INC., as
                                         Borrower

                                       By /s/ A. Ross Wollen
                                       ---------------------
                                          Title: Secretary


                                       GENERAL CIGAR HOLDINGS, INC., as a
                                       Guarantor

                                       By /s/ A. Ross Wollen
                                       ---------------------
                                          Title: Secretary


                                       387 PAS CORP., as a Guarantor

                                       By /s/ A. Ross Wollen
                                       ---------------------
                                          Title: Secretary


                                       CLUB MACANUDO, INC., as a Guarantor

                                       By /s/ A. Ross Wollen
                                       ---------------------
                                          Title: Secretary

                                       CLUB MACANUDO (CHICAGO), INC., as a
                                       Guarantor

                                       By /s/ A. Ross Wollen
                                       ---------------------
                                          Title: Secretary


                                       VILLAZON & COMPANY, INC., as a
                                         Guarantor

                                       By /s/ A. Ross Wollen
                                       ---------------------
                                          Title: Secretary


                                       GCMM CO., INC., as a Guarantor

                                       By /s/ A. Ross Wollen
                                       ---------------------
                                          Title: Secretary

                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent and as a Lender

                                       By /s/ [ILLEGIBLE]
                                       ---------------------
                                       Title: Vice-President


                                       THE BANK OF NOVA SCOTIA, as a
                                         Lender

                                       By /s/ [ILLEGIBLE]
                                       ---------------------
                                       Title: Unit Head


                                       FLEET NATIONAL BANK, as a Lender


                                       By /s/ [ILLEGIBLE]
                                       ---------------------
                                       Title: Senior Vice-President

                                                                      Schedule I







                      ADDRESSES AND COMMITMENTS OF LENDERS
                      ------------------------------------

                                                       REVOLVING
                                                        CREDIT
ADDRESS                                               COMMITMENT
-------                                               ----------

The Chase Manhattan Bank ..........................  $ 16,666,668
270 Park Avenue
New York, NY  10017
Attention:  Karen Sharf

The Bank of Nova Scotia, New York Agency ..........  $ 16,666,666
One Liberty Plaza
New York, NY  10006
Attention:  Michael Kuss

Fleet National Bank ...............................  $ 16,666,666
777 Main Street
Hartford, CT  06115
Attention:  Jeffrey J. White

                                                                     Schedule II

              MATERIAL SUBSIDIARIES OF GENERAL CIGAR HOLDINGS, INC.
              -----------------------------------------------------

                                                               # OF SHARES
NAME                                   PARENT                  OUTSTANDING
--------------------------------------------------------------------------

Club Macanudo, Inc.                    Holdings                        100

Club Macanudo (Chicago), Inc.          Holdings                        100

General Cigar Co., Inc.                Holdings                        100

GCMM Co., Inc.                         General Cigar                   100

387 PAS Corp.                          Holdings                        100

387 PAS Enterprises                    387 PAS Corp.                   N/A

Villazon & Co., Inc.                   General Cigar                 1,000



                             NON-MATERIAL OR FOREIGN
                  SUBSIDIARIES OF GENERAL CIGAR HOLDINGS, INC.
                  --------------------------------------------

NAME                                                PARENT
----------------------------------------------------------

Cifuentes Free Zone, Ltd.                           General Cigar

Cifuentes Y Cia, Ltd.                               General Cigar

C.T.P. Dominicana S.A.                              General Cigar

Club Macanudo (Services), Inc.                      Holdings

Culbro Dominicana S.A.                              General Cigar

Culbro International, S.A.                          General Cigar

Culbro Tobacco Sales Corporation                    General Cigar

Culbro Tobacco, Inc.                                Holdings

Culbro V.L. Tobacco, S.A.                           General Cigar

General Cigar Dominicana S.A.                       General Cigar

Gradiaz Annis & Co., Inc.                           General Cigar

Honduras American Tabaco, S.A. de C.V.              General Cigar

Industrial Buildings & Properties, Inc.             General Cigar

Jose Escalante & Co.                                General Cigar

Macanudo Cigar Company, Inc.                        General Cigar

Moll Tool & Plastics Corp.                          General Cigar

Partagas Cigar Company, Inc.                        General Cigar

Twenty Seventh & Park, Inc.                         387 PAS Corp.

General Cigar International                         General Cigar

                                                                    Schedule III


                          GENERAL CIGAR HOLDINGS, INC.
                            SCHEDULE OF INDEBTEDNESS
                              AS OF APRIL 30, 1999
                                    $(000'S)



            Vehicle Leases ...............................  $ 1,808.

            Villazon Installment Notes ...................  $10,000.

                                                                     Schedule IV


                          GENERAL CIGAR HOLDINGS, INC.
                                SCHEDULE OF LIENS
                              AS OF APRIL 30, 1999
                                    $(000'S)




            None.

                                                                      Schedule V


                          GENERAL CIGAR HOLDINGS, INC.
                     SCHEDULE OF SALE-LEASEBACK TRANSACTIONS
                              AS OF APRIL 30, 1999



            None.

                                                                     Schedule VI


                          GENERAL CIGAR HOLDINGS, INC.
                             SCHEDULE OF GUARANTEES
                              AS OF APRIL 30, 1999



Club Macanudo (Chicago)                 5 Year Lease Ending 9/30/2001
                                        Average Annual rental $200,000

Club Macanudo (New York)                10 Year Lease Ending 8/31/2005
                                        Average annual Rental $250,000

General Cigar Co., Inc.                 Guarantee Villazon & Co., Inc.
                                        $10,000,000 Seller Notes

Upper Saddle River (New Jersey)         4 Year Lease Ending 12/31/2000
                                        Average Annual Rental $207,000

General Cigar International (Woking,    25 Year Sublease Ending 12/08/2018
England)                                but can be canceled with three month
                                        notice by either party.
                                        Average Annual Rental $42,000